SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                             SECURITIES ACT OF 1934


      Date of Report (Date of earliest event reported) November 27, 2006
      -------------------------------------------------------------------


                          AMCON DISTRIBUTING COMPANY
                          --------------------------
           (Exact name of registrant as specified in its charter)


   DELAWARE                         1-15589                    47-0702918
------------------------------------------------------------------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)


                       7405 Irvington Road, Omaha, NE 68122
                       ------------------------------------
                (Address of principal executive offices) (Zip Code)


                                (402) 331-3727
                                --------------
             (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

















ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 27, 2006, AMCON Distributing Company ("AMCON or "Company") issued a press release announcing its financial results for the third quarter ended June 30, 2006. A copy of the press release is being furnished herewith as an exhibit and incorporated herein by reference.

The information in this Current Report (including the exhibit) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information set forth in this Current Report on Form 8-K (including the exhibit) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

         EXHIBIT NO.       DESCRIPTION

         99.1 Press release, dated November 27, 2006, issued by AMCON Distributing Company announcing financial results for the third quarter ended June 30, 2006


                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMCON DISTRIBUTING COMPANY
                                     (Registrant)


Date: November 27, 2006         By :     Andrew C. Plummer
                                         -------------------------
                                Name:    Andrew C. Plummer
                                Title:   Vice President & Acting
                                           Chief Financial Officer





                                 EXHIBIT INDEX
                                 -------------

Exhibit          Description

99.1 Press release, dated November 27, 2006, issued by AMCON Distributing Company announcing financial results for the third quarter ended June 30, 2006




                             Exhibit 99.1

          AMCON DISTRIBUTING COMPANY REPORTS FULLY DILUTED EARNINGS
           OF 41 CENTS FOR THE THIRD QUARTER ENDED JUNE 30, 2006

                             NEWS RELEASE

Chicago, IL, November 27, 2006 - AMCON Distributing Company ("AMCON") (AMEX:DIT), an Omaha, Nebraska based consumer products company, is pleased to report fully diluted earnings available to common stock holders of 41 cents per share on net income of $241,865 for the period end June 30, 2006.

"We are delighted at the continued progress the corporation has made since we announced our internal reorganization in March 2006" said Christopher Atayan, AMCON's Chief Executive Officer. "Our core businesses continued their trend of strong performance during the quarter and we began to reap some of the benefits of the aggressive efforts we have instituted to control our non-core water businesses. Our corporate strategic objective in the short to medium term is to reduce the levels of debt we employ at AMCON, which will enhance our ability to grow in the long term. The two primary elements supporting this objective are to preserve and enhance the operating earnings we generate from our core business units and the disposition of assets no longer central to our mission. We believe that by taking this approach and continuing our tradition of superior customer service we are well positioned to enhance shareholder value. We are diligently working as a Company on resolving the issues presented by our Beverage businesses and as a result have expended very little cash resources into those businesses. This has resulted in increasing liquidity and financial strength for the entire company" added Atayan.

For the first nine months of fiscal 2006, AMCON's wholesale consumer products distribution business reported segment operating income before depreciation and amortization of approximately $6.6 million and the retail health food business reported segment operating income before depreciation and amortization of approximately $2.4 million. This compares to $5.6 million and $1.2 million for the wholesale and retail businesses, respectively, in the comparable periods one year ago.

 "AMCON's legacy of premium customer service has served us well as we remain highly competitive in the market place" noted Kathleen Evans, President of AMCON's wholesale distribution business, " Our solid performance year to date is a direct reflection of the programs and systems we are developing to enhance our customers profits."

"Our retail health food stores are continuing to perform at historically high levels of revenues and profitability. Consumers are continuing to move in the direction of natural products and we are well positioned to serve them" commented Eric Hinkefent, President of AMCON's retail health food business, "We continue to differentiate our self in the market place by our high levels of customer service. This has a direct bottom line effect as we benefit from repeat customer business."

Another positive factor in the quarter was the narrowing of losses from Hawaiian Natural Water Company in our beverage segment. Price increases and active financial management of the enterprise contributed to this result. Senior management has invested a significant amount of time and energy toward revitalizing this enterprise. As previously announced, AMCON is actively in negotiations to divest the business.

AMCON received an extension of its Revolving Credit agreement through July 2007 and is in active discussions with the bank group with respect to a long term extension. "Our bank group has been very responsive to our needs. Their solid support has enabled us to take advantage of several short term profit opportunities developed by our management team," commented Andy Plummer, AMCON's Acting Chief Financial Officer. Plummer also added, "During the recently completed fourth quarter we have incurred substantial professional fees in connection with our prior period audit and the Trinity Springs, Inc. litigation settlement discussions which will impact bottom line profitability when we report those results."

Concurrently with this press release AMCON has filed its third quarter 10-Q with the Securities and Exchange Commission. This now brings AMCON into compliance with the financial reporting compliance requirements of the American Stock Exchange.

AMCON is a leading wholesale distributor of consumer products, including beverages, candy, tobacco, groceries, food service, frozen and chilled foods, and health and beauty care products with distribution centers in Illinois, Missouri, Nebraska, North Dakota and South Dakota. Chamberlin's Natural Foods, Inc. and Health Food Associates, Inc., both wholly-owned subsidiaries of The Healthy Edge, Inc., operate health and natural product retail stores in central Florida (6), Kansas, Missouri, Nebraska and Oklahoma (4). The retail stores operate under the names Chamberlin's Market & Cafe and Akins Natural Foods Market. Hawaiian Natural Water Company, Inc. produces and sells natural spring water under the Hawaiian Springs label in Hawaii and other foreign markets and purified bottled water on the Island of Oahu in Hawaii. The natural spring water is bottled at the source on the Big Island of Hawaii.

This news release contains forward-looking statements that are subject to risks and uncertainties and which reflect management's current beliefs and estimates of future economic circumstances, industry conditions, Company performance and financial results. A number of factors could affect the future results of the Company and could cause those results to differ materially from those expressed in the Company's forward-looking statements including, without limitation, availability of sufficient cash resources to conduct its business and meet its capital expenditures needs. Moreover, past financial performance should not be considered a reliable indicator of future performance. Accordingly, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all such forward-looking statements.

Visit AMCON Distributing Company's web site at: www.amcon.com

For Further Information Contact:
Christopher H. Atayan
AMCON Distributing Company
Ph 312-327-1770
Fax: 312-527-3964




                               AMCON Distributing Company and Subsidiaries
                                Condensed Consolidated Balance Sheets
                                 June 30, 2006 and September 30, 2005
-------------------------------------------------------------------------------------------------------
                                                                       June 2006       September 2005
                                                                      (Unaudited)
                                                                      ------------     --------------
                      ASSETS
Current assets:
  Cash                                                               $     84,020       $    546,273
  Accounts receivable, less allowance for doubtful
    accounts of $1.0 million and $0.6 million, respectively            30,134,256         28,202,857
  Inventories                                                          30,492,996         23,977,889
  Deferred income taxes                                                 1,642,212          1,642,212
  Current assets of discontinued operations                                37,544          1,159,228
  Prepaid and other current assets                                      4,843,534          5,269,784
                                                                     ------------       ------------
     Total current assets                                              67,234,562         60,798,243

Property and equipment                                                 14,102,301         15,162,007
Deferred income taxes                                                   6,863,737          6,300,503
Noncurrent assets from discontinued operations                          2,382,801          2,475,803
Goodwill                                                                5,848,808          5,848,808
Other intangible assets                                                 3,449,736          3,464,534
Other assets                                                            1,084,769          1,258,899
                                                                     ------------       ------------
                                                                     $100,966,714       $ 95,308,797
                                                                     ============       ============
           LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIENCY)
Current liabilities:
  Accounts payable                                                   $ 15,550,519       $ 17,047,833
  Accrued expenses                                                      4,837,193          4,990,814
  Accrued wages, salaries and bonuses                                   1,171,914          1,601,666
  Income taxes payable                                                          -            118,798
  Current liabilities of discontinued operations                        4,339,022          4,098,412
  Current maturities of revolving credit facility                       3,932,000          1,432,000
  Current maturities of long-term debt                                    815,005            936,198
                                                                     ------------       ------------
     Total current liabilities                                         30,645,653         30,225,721
                                                                     ------------       ------------
Revolving credit facility, less current maturities                     52,768,394         47,730,388
Long-term debt, less current maturities                                 7,508,260          7,636,468
Noncurrent liabilities of discontinued operations                       5,651,744          5,648,648

Series A cumulative, convertible preferred stock, $.01 par value
   100,000 shares authorized and issued, liquidation preference
   $25.00 per share                                                     2,438,355          2,438,355

Series B cumulative, convertible preferred stock, $.01 par value
   80,000 shares authorized and issued, liquidation preference
   $25.00 per share                                                     1,857,645          1,857,645

Series C cumulative, convertible preferred stock, $.01 par value
   80,000 shares authorized and issued, liquidation preference
   $25.00 per share                                                     1,982,372                  -

Commitments and contingencies

Shareholders' equity (deficiency):
  Preferred stock, $0.01 par, 1,000,000 shares authorized,
    none outstanding                                                            -                  -
  Common stock, $.01 par value, 3,000,000
    shares authorized, 527,062 shares issued                                5,271              5,271
  Additional paid-in capital                                            6,263,476          6,218,476
  Accumulated other comprehensive income,
    net of tax of $0.1 million in 2005                                          -            101,294
  Accumulated deficit                                                  (8,154,456)        (6,553,469)
                                                                     ------------       ------------
     Total shareholders' deficiency                                    (1,885,709)          (228,428)
                                                                     ------------       ------------
                                                                     $100,966,714       $ 95,308,797
                                                                     ============       ============



                                    AMCON Distributing Company and Subsidiaries
                              Condensed Consolidated Unaudited Statements of Operations
                          for the three and nine month periods ended June 30, 2006 and 2005
---------------------------------------------------------------------------------------------------------
                                                  For the three months            For the nine months
                                                       ended June                      ended June
                                            -----------------------------   -----------------------------
                                                2006            2005            2006            2005
                                            -------------   -------------   -------------   -------------
Sales (including excise taxes of
  $52.5 million and $50.1 million,
  and $147.7 million and $145.2
  million, respectively)                    $ 223,954,710   $ 215,124,070   $ 620,973,352   $ 621,859,811

Cost of sales                                 208,168,019     199,928,910     576,622,438     577,790,948
                                            -------------   -------------   -------------   -------------
Gross profit                                   15,786,691      15,195,160      44,350,914      44,068,863
                                            -------------   -------------   -------------   -------------
Selling, general and administrative
  expenses                                     13,096,950      12,720,659      38,989,674      38,533,701
Depreciation and amortization                     525,170         571,940       1,510,767       1,718,209
                                            -------------   -------------   -------------   -------------
                                               13,622,120      13,292,599      40,500,441      40,251,910
                                            -------------   -------------   -------------   -------------
Operating income                                2,164,571       1,902,561       3,850,473       3,816,953
                                            -------------   -------------   -------------   -------------
Other (income) expense:
  Interest expense                              1,227,561       1,063,338       3,505,530       3,114,773
  Other (income) expense, net                     (44,424)        (32,827)        (94,015)        (48,679)
                                            -------------   -------------   -------------   -------------
                                                1,183,137       1,030,511       3,411,515       3,066,094
                                            -------------   -------------   -------------   -------------
Income from continuing operations
 before income taxes                              981,434         872,050         438,958         750,859

Income tax expense                                392,000         347,000         246,000         358,000
Minority interest                                       -               -               -         (97,100)
                                            -------------   -------------    ------------   -------------
Income from continuing operations                 589,434         525,050         192,958         489,959

Loss from discontinued operations,
 net of income tax benefit
 of $0.1 million and $0.5 million,
 $0.9 million and $1.9 million, respectively     (243,183)       (751,473)     (1,533,453)     (3,084,832)
                                            -------------   -------------   -------------   -------------
Net income (loss)                                 346,251        (226,423)     (1,340,495)     (2,594,873)

Preferred stock dividend requirements            (104,386)        (74,053)       (260,492)       (219,773)
                                            -------------   -------------   -------------   -------------
Net income (loss) available to
 common shareholders                        $     241,865   $    (300,476)  $  (1,600,987)  $  (2,814,646)
                                            =============   =============   =============   =============
   Basic earnings (loss) per share
     available to common shareholders:
      Continuing operations                 $        0.92   $        0.86   $       (0.13)  $        0.51
      Discontinued operations                       (0.46)          (1.43)          (2.91)          (5.85)
                                            -------------   -------------   -------------   -------------
      Net basic earnings (loss) per share
       available to common shareholders     $        0.46   $       (0.57)  $       (3.04)  $       (5.34)
                                            =============   =============   =============   =============
   Diluted earnings (loss) per share
     available to common shareholders:
      Continuing operations                 $        0.69   $        0.73   $       (0.13)  $        0.49
      Discontinued operations                       (0.28)          (1.05)          (2.91)          (5.63)
                                            -------------   -------------   -------------   -------------
      Net diluted earnings (loss) per share
       available to common shareholders     $        0.41   $       (0.32)  $       (3.04)  $       (5.14)
                                            =============   =============   =============   =============
Weighted average shares outstanding:
  Basic                                           527,062         527,062         527,062         527,062
  Diluted                                         854,187         712,881         527,062         547,774




                     AMCON Distributing Company and Subsidiaries
              Condensed Consolidated Unaudited Statements of Cash Flows
                 for the nine month periods ended June 30, 2006 and 2005
-------------------------------------------------------------------------------
                                                                           2006            2005
                                                                       ------------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net (loss)                                                           $ (1,340,495)   $ (2,594,873)
  Deduct: (loss) from discontinued operations, net of tax                 1,533,453       3,084,832
                                                                       ------------    ------------
 Income from continuing operations                                          192,958         489,959

  Adjustments to reconcile net (loss) income from
   continuing operations to net cash flows
    from operating activities:
     Depreciation                                                         1,606,824       1,735,404
     Amortization                                                            29,798         146,196
     (Gain) loss on sale of property and equipment                           11,570         (20,361)
     Stock based compensation                                                45,000               -
     Deferred income taxes                                                 (563,234)     (1,558,608)
     Provision for losses on doubtful accounts                              505,295         259,080
     Provision for losses on inventory obsolescence                          46,204         237,167
     Impairment on assets held for sale                                           -          77,680
     Minority interest                                                            -         (97,100)

  Changes in assets and liabilities,
    net of effect of acquisitions:
     Accounts receivable                                                 (2,436,694)     (3,698,445)
     Inventories                                                         (6,561,311)      7,338,879
     Other current assets                                                   324,956        (494,133)
     Other assets                                                           174,130         (42,286)
     Accounts payable                                                    (1,134,598)     (2,391,119)
     Accrued expenses and accrued wages, salaries and bonuses              (583,373)        935,587
     Income tax payable and receivable                                     (118,798)        190,445
                                                                       ------------    ------------
Net cash flows from operating activities - continuing operations         (8,461,273)      3,108,345
Net cash flows from operating activities - discontinued operations         (779,463)     (1,761,749)
                                                                       ------------    ------------
Net cash flows from operating activities                                 (9,240,736)      1,346,596

CASH FLOWS FROM INVESTING ACTIVITIES:
     Purchases of property and equipment                                   (609,637)     (2,469,156)
     Proceeds from sales of property and equipment                           50,949          85,265
     Purchase of trademark                                                  (15,000)              -
                                                                       ------------    ------------
Net cash flows from investing activities - continuing operations           (573,688)     (2,383,891)
Net cash flows from investing activities - discontinued operations           (2,671)        (92,872)
                                                                       ------------    ------------
Net cash flows from investing activities                                   (576,359)     (2,476,763)

CASH FLOWS FROM FINANCING ACTIVITIES:
     Net borrowings (payments) on revolving credit facility               7,538,006      10,977,882
     Net proceeds from preferred stock issuance                           1,982,372       1,857,645
     Proceeds from borrowings of long-term debt                             125,988       1,399,636
     Dividends paid on preferred stock                                     (260,492)       (219,773)
     Principal payments on long-term debt and subordinated debt            (738,105)    (12,907,705)
     Debt issue costs                                                             -        (446,641)
                                                                       ------------    ------------
Net cash flows from financing activities - continuing operations          8,647,769         661,044
Net cash flows from financing activities - discontinued operations          707,073         421,489
                                                                       ------------    ------------
Net cash flows from financing activities                                  9,354,842       1,082,533
                                                                       ------------    ------------
Net change in cash                                                         (462,253)        (47,634)

Cash, beginning of period                                                   546,273         416,073
                                                                       ------------    ------------
Cash, end of period                                                    $     84,020    $    368,439
                                                                       ============    ============








Supplemental disclosure of cash flow information:
  Cash paid during the period for interest                             $  3,488,161    $  2,661,734
  Cash refunded during the period for income taxes                           (1,577)       (185,630)

Supplemental disclosure of non-cash information:
  Issuance of note payable in exchange for accounts payable            $    362,716    $          -
  Acquisition of equipment through capital leases                                 -          91,343



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